Exhibit 10.43

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of March 22, 2000, by and among Urban Cool Network, Inc. ("UCN") a Delaware corporation, and Wilhelmina Artist Management LLC, a New York limited liability company ("WAM").

                                    RECITALS

I. WAM owns 500 shares of common stock of WilhelminaUrbanCool.com, Inc. ("WUC"), a Delaware corporation, which constitutes all issued and outstanding shares of capital stock of WUC (such shares hereinafter referred to as the "WUC Stock"); and

II. WAM desires to transfer to UCN one hundred percent (100%) of the issued and outstanding shares of WUC stock, in exchange for 580,000 shares of UCN common shares of the 3,630,000 million currently outstanding in a tax-free stock for stock transaction, on the terms and subject to the conditions set forth in this Agreement (the "Acquisition").

      NOW, THEREFORE, in consideration of the foregoing and the respective covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration, intending to be legally bound hereby, the parties agree as follows:

SECTION 1.  EXCHANGE OF  SECURITIES

1.1 Exchange of Stock: Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), WAM will transfer to UCN all right, title and interest of WAM in the WUC Stock for 580,000 shares of UCN common stock, $.001 par value, to be issued to WAM at the Closing (the "UCN Stock").

1.2 The Closing: The closing of the Acquisition (the "Closing") will take place as promptly as practicable, but no later than five (5) business days following satisfaction or waiver of the conditions set forth in Article 6, at the offices of WAM located at 300 Park Avenue South, New York, New York 10010, unless another place or time is agreed to by the parties. The date upon which the Closing actually occurs is herein referred to as the "Closing Date." On the Closing Date, the parties hereto shall cause the Acquisition to be consummated in accordance with the relevant provisions of applicable law. The parties intend that the Closing Date will occur on or prior to March 31, 2000.

      (a) Procedure at the Closing: At the Closing, the parties agree that the following shall occur:

           (i) The parties shall have satisfied each of the conditions set forth in Sections 5 and 6, and shall deliver any and all documents required by such Sections, unless such delivery is waived.

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           (ii)  WAM will assign and transfer to UCN all of WAM's right,  title, and interest in and to the WUC Stock by delivering to UCN a certificate or certificates representing the WUC Stock, in
                 genuine  and  unaltered   form,   duly  endorsed  in  blank  or
                 accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached.

           (iii) UCN shall execute, provide and deliver to WAM a certificate or certificates representing the UCN Stock, in genuine and unaltered form, with requisite stock transfer stamps, if any, attached.

1.3 Taking of Necessary Action; Further Action: If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest UCN with full right, title and possession to the WUC Stock, or to vest WAM with full right, title, and possession to the UCN Stock, the officers and directors of both UCN and WAM are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

1.4   Restrictions on UCN Stock:

      (a) The UCN Stock has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). WAM understands that the shares of UCN Stock are "restricted securities" under applicable U.S. federal and state securities laws and, therefore, that WAM must hold the UCN Stock indefinitely unless such shares are registered by UCN and qualified by state authorities, or an exemption from such registration is available.

      (b) Legend. Each certificate evidencing the UCN Stock subject to the terms and conditions of this Agreement and each certificate issued in exchange for or upon the transfer of any shares subject to the terms and conditions of this Agreement (if such shares remain subject to the terms and conditions of this Agreement after such transfer) shall be stamped or otherwise imprinted with a conspicuous legend, in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE UCN THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."


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SECTION 2. CONTENT SHARING AND STRATEGIC ALLIANCES

      (a) WAM Services, Alliances and Added Value: WAM's Public Relations Department, Special Events Promotion, Co-creation of International Events (i.e., World Wide Internet Talent/Model Search on the UCN Platform) shall be available for marketing and platform construction purposes. In addition, WAM shall use reasonable commercial efforts to include all other strategic partners in the UCN agreement for cross-linkages, partnerships and alliances. The list of companies that have already concluded a partnership agreement with WAM include:

           1. OnlyReal.com- women's plus size fashion site

           2. Verius.com- sports, events, and language instruction site

           3. OrbitTravel.com- travel destination site

           The companies with which WAM is currently in negotiation with respect to the formation of a partnership or strategic alliance include:

           1.  Wirebreak.com- live entertainment site

           2.  ShopPlanetX- 3rd world ecommerce site

           3.  Gloss.com- beauty site

           4.  AKA.com- hip-hop site

           5.  MuzicDepot.com- music site

           6.  EUniverse.com- entertainment site

           7.  GoHastings.com- entertainment site

           8.  MSGonline.com- teen girls site

           9.  ICanBuy.com- teen ecommerce site

           10. CyberRetail.com- fashion site

           11. Graffitionline- teen fashion site

           12. Inchant.com- intimate apparel site

           13. Pseudo.com- digital content site

           Subject to the License Agreement, WAM may attempt to enter into negotiations with additional partners. In addition, if applicable, the content platform residing on the AOL Keyword "Wilhelmina" will be accessible among all partners.


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

      (b) WAM Talent: Talent represented by WAM is not included as part of this Agreement. The engagement of any WAM talent shall be negotiated in an arms-length transaction in order to avoid a conflict of interest.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF WAM

      WAM hereby represents and warrants to UCN as follows:

3.1 Organization, Standing, and Power: WAM is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of New York.

      (a) WUC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; has all requisite corporate power to own, lease, and operate its properties and to carry  on  its  business  as  currently  being  conducted;  is  duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on the business, assets (including intangible assets), properties, liabilities (contingent or otherwise), financial condition, or operations (a "Material Adverse Effect") of WUC; and WUC does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture, or other business association or entity. WUC is not in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

3.2 WUC Capital Structure: The authorized capital stock of WUC consists of One Thousand (1,000) shares of WUC Common Stock, $1.00 par value, of which Five Hundred (500) shares are issued and outstanding and are held of record by WAM. All outstanding shares of WUC Stock have been duly authorized and validly issued, are fully paid and nonassessable, and are subject to no preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation, or Bylaws of WUC or any agreement to which WUC is a party or by which it is bound. WAM owns all of the issued and outstanding capital stock of WUC free and clear of any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge, or other encumbrance of any kind, or any contract or agreement to grant any of the foregoing ("Liens"). The delivery of a certificate or certificates at the Closing representing the WUC Stock will transfer to UCN good and valid title to the WUC Stock, free and clear of all Liens.

      (a) There are (i) no equity securities of any class of WUC or any securities exchangeable into or exercisable for such equity securities issued, reserved for issuance, or outstanding and (ii) no outstanding subscriptions, options, warrants, puts, calls, rights, or other commitments or agreements of any character to which WUC is a party or by which it is bound obligating WUC to issue, deliver, sell, repurchase, or redeem, or cause to be issued, delivered, sold, repurchased, or redeemed, any equity securities of WUC or obligating WUC to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment, or agreement.


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

3.3 Authority: WAM has all requisite limited liability company power and authority to enter into this Agreement and the other documents required to be executed and delivered by WAM hereunder (collectively, the "WAM Transaction Documents") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other WAM Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of WAM. This Agreement and the other WAM Transaction Documents have been duly executed and delivered by WAM and constitute the valid and binding obligations of WAM, enforceable against WAM in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and general principles of equity.

      (a) The execution and delivery by WAM of this Agreement and the other WAM Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not: (i) conflict with, or result in any violation or breach of any provision of the Certificate of Formation or Operating Agreement of WAM or the Certificate of Incorporation or Bylaws of WUC, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under, or give rise to a right of termination, cancellation, or acceleration of any material obligation or loss of any benefit under any note, mortgage, indenture, lease, contract, or other agreement or obligation to which WAM or WUC is a party or by which WAM or WUC or any of their properties or assets may be bound; (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to WAM or WUC or any of their properties or assets; or (iv) require WAM or WUC to obtain any consent, approval, or action of, make any filing with or give any notice to any entity or person as a result or under the terms of any contract or agreement to which WAM or WUC is a party or by which their properties or assets are bound, except in the case of (ii) and
           (iii) for such violations, breaches, defaults, rights, or conflicts which would not be reasonably likely to have a Material Adverse Effect on WUC or materially affect the ability of WAM to consummate the transactions contemplated by this Agreement in accordance with its terms, and, except in the case of (iv) for such consents, approvals or actions which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on WUC or materially adversely affect the ability of WAM to consummate the transactions contemplated by this Agreement in accordance with its terms.

      (b) No consent, approval, order, or authorization of, or registration, declaration, or filing with, any governmental entity is required by WAM or WUC in connection with the execution and delivery of this Agreement or the other WAM Transaction Documents or the consummation of the transactions contemplated hereby or thereby except for such consents, authorizations, filings, approvals, and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on WUC or materially adversely affect the ability


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


           of WAM to consummate the transactions contemplated by this Agreement in accordance with its terms.

3.4 Absence of Undisclosed Liabilities: WUC does not have any liabilities, either accrued or contingent, and whether due or to become due, other than liabilities incurred since its formation in connection therewith, and liabilities incurred or to be incurred pursuant to the License Agreement.

3.5 Absence of Certain Changes or Events: Since its date of formation, WUC has not conducted any business and has not suffered any event or occurrence that has had or could reasonably be expected to have a Material Adverse Effect on WUC;

3.6 Intellectual Property: WUC owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, and copyrights, and any applications for and registrations of such Intellectual Property, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are necessary to conduct the business of WUC as currently conducted.

3.7 WUC License: WUC is a party to a binding agreement with WAM that provides a renewable twenty-five year, royalty-free, exclusive (as it pertains to urban sites where the urban market is targeted as its principal form of business) license (the "License Agreement"), a true and accurate copy of which is attached hereto as Exhibit "A" and by this reference incorporated herein, to use, reproduce, transmit, display and otherwise exploit the trademarks, tradenames, service marks, designs, logo and other proprietary marks of WAM (the "Marks") in connection with the (i) development, exploitation, marketing, promotion, positioning, and branding of UCN, its affiliates, and it and its affiliates' respective businesses, and (ii) development, reproduction, transmission, display, communication, distribution and other exploitation of programming and content (in whatever form UCN deems appropriate) featuring or otherwise involving the Marks and the models, athletes and other talent represented by WAM or an affiliate of WAM.

3.8 Contracts: WUC is not a party or subject to any other binding agreements, obligations, or commitments, written or oral:

      (a) that call for any fixed and/or contingent payment or expenditure or any related series of fixed an/or contingent payments or expenditures by or to WUC totaling more than $25,000.00 in any calendar year;

      (b) with agents, advisors, salesmen, representatives, contractors, or consultants that are not cancelable by it on no more than thirty (30) days notice and without liability, penalty, or premium;

      (c) that restricts WUC from carrying on anywhere in the world its business or any portion thereof as currently conducted;

      (d) to provide funds to or to make any investment in any other person or entity (in the form of a loan, capital contribution, or otherwise);


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

      (e)  with  respect  to  obligations  as  guarantor,   surety,   co-signer,
           endorser, co-maker, indemnitor, or otherwise in respect of the obligation of any other person or entity;

      (f) for any line of credit, standby financing, revolving credit, or other similar financial arrangement;

      (g) with any distributor, original equipment manufacturer, value added remarketer or other person for the distribution of any WUC products.

WUC is not in material default under or in material breach or violation of, nor is there any valid basis for any claim of material default by WUC under, or material breach or violation by WUC of, any contract, commitment, or restriction to which WUC is a party or by which WUC or any of its properties or assets is bound (including the License Agreement). To WUC's or WAM's knowledge, no other party is in material default under or in material breach or violation of, nor is there any valid basis for any claim of material default by any other party under any contract, commitment, or restriction to which WUC is a party or by which WUC or any of its properties or assets is bound.

3.9 Compliance with Laws: WUC has complied in all material respects with, is not in material violation of, and has not received any notices of violation with respect to, any statute, law, or regulation applicable to the ownership or operation of its business.

3.10 Litigation: There is no action, suit, proceeding, claim, arbitration, or investigation pending before any agency, court, or tribunal, or, to WAM's and WUC's knowledge, threatened against WUC or any of its properties or officers or directors (in their capacities as such). There is no judgment, decree, or order against WUC or, to WAM's or WUC's knowledge, any of its directors or officers (in their capacities as such) that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on WUC.

3.11 Restrictions on Business: There is no agreement, judgment, injunction, order, or decree binding upon WUC which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of WUC or the conduct of its business as currently conducted.

3.12 Governmental Authorization: WUC has obtained each governmental consent, license, permit, grant, or other authorization of a governmental entity that is required for the operation of the business of WUC as currently conducted, except for those which, if not obtained, would not be reasonably likely to have a Material Adverse Effect on WUC.

3.13 Broker's and Finder's Fees: WAM has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.14  Investment Representations:


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

      (a) The UCN Stock is being acquired for WAM's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, or other applicable securities laws.

      (b) WAM is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

3.15 No Sale or Transfer of UCN Stock: WAM hereby agrees to sign a lock-up agreement as requested by UCN, in the same form as executed by the directors and officers of UCN, attached hereto as Schedule 1.

      (a) In the event that the effective date of UCN's Registration Statement does not occur on or before May 31, 2000, the provisions hereof shall forthwith terminate and be of no further force or effect.

      (b) WAM shall be entitled to transfer the UCN Stock (i) to a WAM subsidiary, or affiliate, (ii) to a survivor by merger or consolidation, or any other successor in interest of WAM or any other entity referred to in (i), or (iii) to the employees of WAM or any other entity related to WAM and referred to in the foregoing clauses
           (i) or (ii), pursuant to an employee stock option plan.

      (c)  In each  instance of a transfer  pursuant to clauses  (i),  (ii),  or
           (iii) above, such transferee shall be subject to the provisions of this paragraph.

3.16 No Misrepresentation: No representation or warranty by WAM in this Agreement, and no written statement, certificate, or schedule furnished or to be furnished by or on behalf of WAM pursuant to this Agreement, when taken together, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF UCN

      UCN represents and warrants to WAM as follows:

4.1 Organization, Standing, and Power: UCN is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. UCN has the corporate power to own its properties and to carry on its business as now being conducted.

4.2 UCN Capital Structure: The authorized capital stock of UCN consists of thirty-three million (33,000,000) shares of UCN Common Stock, $.001 par value, of which shares are issued and outstanding and are held of record by UCN. All outstanding shares of UCN Stock have been duly authorized and validly issued, are fully paid and nonassessable, and are subject to no preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation, or Bylaws of UCN or any agreement to which UCN is a party or by which it is bound. The delivery of a certificate or certificates at the Closing


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

      representing the UCN Stock will transfer to WAM good and valid title to the UCN Stock, free and clear of all Liens.

      (a) Except as set forth on Schedule 2, there are (i) no equity securities of any class of UCN or any securities exchangeable into or exercisable for such equity securities issued, reserved for issuance, or outstanding and (ii) no outstanding subscriptions, options, warrants, puts, calls, rights, or other commitments or agreements of any character to which UCN is a party or by which it is bound obligating UCN to issue, deliver, sell, repurchase, or redeem, or cause to be issued, delivered, sold, repurchased, or redeemed, any equity securities of UCN or obligating UCN to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment, or agreement.

4.3 Authority: UCN has all requisite corporate power and authority to enter into this Agreement and the other documents required to be executed and delivered by UCN hereunder (collectively, the "UCN Transaction Documents") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other UCN Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of UCN. This Agreement and the other UCN Transaction Documents to which they are parties have been duly executed an delivered by UCN and constitute the valid and binding obligations of UCN, enforceable against UCN in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and (ii) general principles of equity.

      (a) The execution and delivery by UCN of this Agreement and the other UCN Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not: (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of UCN, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under, or give rise to a right of termination, cancellation, or acceleration of any material obligation or loss of any benefit under any note, mortgage, indenture, lease, contract, or other agreement or obligation to which UCN is a party or by which UCN or any of its properties or assets may be bound; (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to UCN or any of its properties or assets; or (iv) require UCN to obtain any consent, approval, or action of, make any filing with, or give any notice to any entity or person as a result or under the terms of any contract or agreement to which UCN is a party or by which their properties or assets are bound, except in the case of
           (ii) and (iii) for such violations, breaches, defaults, rights, or conflicts which would not be reasonably likely to have a Material Adverse Effect on UCN and its parents and subsidiaries, taken as a whole, or materially affect the ability of UCN to consummate the transactions contemplated by this Agreement in accordance with its terms.

      (b) No consent, approval, order, or authorization of, or registration, declaration, or filing with, any governmental entity is required by UCN in connection with the execution and delivery of this Agreement or the other UCN Transaction Documents or the consummation of the transactions contemplated hereby or thereby, except for such consents, authorizations, filings, approvals, and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on UCN or materially adversely affect the ability of UCN to consummate the transactions contemplated by this Agreement in accordance with its terms.

4.4 Absence of Undisclosed Liabilities: Except as disclosed in the Company's Registration Statement on Form S-1 dated February 3, 2000, as amended from time to time, UCN does not have any liabilities, either accrued or contingent, and whether due or to become due, other than normal or recurring liabilities incurred since its formation in the ordinary course of business.

4.5 Absence of Certain Changes or Events: Except as disclosed in the Company's Registration Statement on Form S-1 dated February 3, 2000, as amended from time to time, since its date of formation, UCN has conducted its business in the ordinary course and in a manner consistent with past practices, and has not suffered any event or occurrence that has had or could reasonably be expected to have a Material Adverse Effect on UCN;

4.6 Intellectual Property: Except as disclosed in the Company's Registration Statement on Form S-1 dated February 3, 2000, as amended from time to time, UCN owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, and copyrights, and any applications for and registrations of such Intellectual Property, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are necessary to conduct the business of UCN as currently conducted.

4.7   Investment Representations:

      (a) The WUC Stock is being acquired for UCN's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, or other applicable securities laws.

      (b) UCN is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

4.8 Registration Rights: No director or officer of UCN has any registration rights or other rights to transfer or dispose of UCN common stock pursuant to this agreement or otherwise, except as provided by Rule 144 of the Securities Act of 1933, as amended ("Rule 144")

4.9 The UCN Stock: The UCN Stock to be issued in accordance with the terms and provisions of this Agreement will be duly authorized, validly issued, fully paid, and non-assessable.

4.10  No Sale or Transfer of UCN Common Stock:

      (a) Directors and officers of UCN hereby agree to sign a lock-up agreement, attached hereto as Schedule 1, which shall prevent such director and officer from selling or otherwise transferring UCN common stock; provided, however, that UCN shall provide written notice to WAM within five (5) business days, if the restrictions contained therein are lifted or changed for any reason or in any manner.

      (b) If UCN proposes to prepare and file with the Securities and Exchange Commission ("SEC") a form S-1, or any other similar form registering any UCN common stock held by directors and officers of UCN (other that pursuant to Forms S-4, S-8 or any successor to such forms), UCN shall provide written notice to WAM of such registration within five
           (5) business days and register the same proportionate amount of UCN stock held by WAM, as the directors or officers of UCN are proposing to register pursuant to that registration statement.

4.11 Compliance with Laws: UCN has complied in all material respects with, is not in material violation of, and has not received any notices of violation with respect to, any statute, law, or regulation applicable to the ownership or operation of its business.

4.12 Litigation: There is no action, suit, proceeding, claim, arbitration, or investigation pending before any agency, court, or tribunal, or, to UCN's knowledge, threatened against UCN or any of its properties or officers or directors (in their capacities as such). There is no judgment, decree, or order against UCN or, to UCN's knowledge, any of its directors or officers (in their capacities as such) that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on UCN.

4.13 Restrictions on Business: There is no agreement, judgment, injunction, order, or decree binding upon UCN which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of UCN or the conduct of its business as currently conducted.

4.14 Governmental Authorization: UCN has obtained each governmental consent, license, permit, grant, or other authorization of a governmental entity that is required for the operation of the business of UCN as currently conducted, except for those which, if not obtained, would not be reasonably likely to have a Material Adverse Effect on UCN.

4.15 Brokers' and Finders' Fees: UCN has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.15 No Misrepresentation: No representation or warranty by UCN in this Agreement, and no written statement, certificate, or schedule furnished or to be furnished by or on behalf of UCN pursuant to this Agreement, when taken together, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

SECTION 5. ADDITIONAL AGREEMENTS

5.1 Confidentiality: "Confidential Information" as used in this Agreement shall mean any information, not generally known in the trade or industry, which was obtained from the parties to this Agreement, or which was learned, discovered, developed, conceived, originated, or prepared during or as a result of any performance hereunder and which falls within the following general categories: (i) information relating to trade secrets of the parties; (ii) information relating to existing or contemplated products, services, technology, designs, computer systems, computer software and research, or developments of the parties; (iii) information relating to business plans, sales or marketing methods, methods of doing business, customer lists, customer usages and/or requirements, names of sales representatives, and supplier information of the parties; (iv) information relating to proprietary computer software not generally known to the public; and (v) any other confidential information that the parties may wish to protect by patent, copyright, or by keeping such information secret and confidential.

      (a) The party which receives confidential information from the other party agrees to maintain such information in secrecy at all times, and to take reasonable steps, including such steps as it takes to protect its own proprietary information, prior to and (if applicable) after termination of this Agreement, to prevent the duplication or disclosure of any such confidential and proprietary information, other than by or to its own employees or agents who must have access to such information to perform such party's obligations hereunder. Information of either party shall not be subject to the obligations imposed by this Section if such information is publicly available or is lawfully obtained by the disclosing party from another source free of restrictions or is independently developed by the disclosing party.

5.2 Expenses: Regardless of whether the transaction provided for herein is consummated, all fees and expenses incurred in connection with such share exchange including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses.

5.3 Public Disclosure: Following the execution of this Agreement, the parties shall agree to the text of the initial public disclosure to be made concerning the transaction discussed in this Agreement. The parties shall further agree on the timing and nature of such disclosure. Disclosure (whether or not in response to an inquiry) of the existence or nature of this Agreement shall be made by any party hereto unless approved in writing by duly authorized officers of all parties prior to release, provided that such approval shall not be unreasonably withheld and subject in any event to UCN's obligation to comply with applicable securities laws and stock market regulations.

5.4 Reasonable Efforts: Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

5.5 Notification of Certain Matters: WAM shall give prompt notice to UCN, and UCN shall give prompt notice to WAM, of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of any party, respectively, contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing except as contemplated by this Agreement, and (b) any failure of WAM or UCN, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect any remedies available to the party receiving such notice.

5.6 Use of UCN Corporate Name: UCN hereby consents to WUC's use of the words "Urban Cool" in WUC's corporate name.

5.7 Tax-Free Acquisition: Each WAM and UCN hereby agree to treat the Acquisition as a tax-free exchange of shares in any and all tax or other filings, documents or agreements relating to or containing a characterization of the Acquisition, and neither party shall take any position in any such filing that is inconsistent with this intended characterization.

SECTION 6. CONDITIONS TO THE CLOSING

6.1 Conditions to Obligations of Each Party: The respective obligations of each party to this Agreement to effect the transactions provided for herein shall be subject to the satisfaction at or prior to the Closing of the following conditions:

      (a) Director and/or Stockholder Approval: Director and/or Stockholder approval shall have been obtained;

      (b) No Injunctions or Restraints; Illegality: No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions provided for herein shall be in effect;

      (c) Regulatory Approvals and Third Party Consents: All governmental and third party consents, orders and approvals legally required for the consummation of the transactions provided for herein and the transactions contemplated hereby, shall have been obtained and be in effect as of the Closing;

6.2 Additional Conditions to the Obligations of UCN: The obligations of UCN to effect the transactions provided for herein are subject to the satisfaction of each of the following additional conditions, any of which may be waived in writing exclusively by UCN:

      (a) The representations and warranties of WAM set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date, except for changes contemplated by this Agreement.

      (b) WAM shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

      (c) The license granted to WUC by WAM shall be in full force and effect in accordance with its terms as of the Closing Date.

6.3 Additional Conditions to the Obligations of WAM: The obligations of WAM to effect the transactions provided for herein are subject to the satisfaction of each of the following additional conditions, any of which may be waived in writing exclusively by WAM:

      (a) The representations and warranties of UCN set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

      (b) UCN shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

SECTION 7. TERMINATION, AMENDMENT, AND WAIVER

7.1   Termination:   This  Agreement  may  be  terminated  and  the  transaction abandoned at any time prior to the Closing:

      (a)  By mutual consent of the parties;

      (b) By either party if: (i) the Closing has not occurred by March 31, 2000 (provided that the right to terminate this Agreement under this clause 7.1(b)(i) shall not be available to any party whose willful failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Closing to occur on or before such date); (ii) there shall be a final non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (iii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions provided for herein by any governmental entity that would make consummation of the transactions provided for herein illegal; or

      (c) By either party if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions provided for herein by any governmental entity, which would: (i) prohibit UCN's ownership of the WUC Stock; (ii) prohibit WAM's ownership of the UCN Stock; or (iii) compel UCN to dispose of or hold separate, as a result of the Acquisition, any material portion of the business or assets of WUC.

      Where action is taken to terminate this Agreement pursuant to this Section 7.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

7.2 Effect of Termination: In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of either party or their respective officers, directors or stockholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination and WAM shall liquidate WUC.

7.3 Amendment: Except as is otherwise required by applicable law, this Agreement may be amended by the parties hereto at any time only by execution of an instrument in writing signed on behalf of each of the parties hereto.

7.4 Extension; Waiver: At any time prior to the Closing, either party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations of the other party hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

SECTION 8. INDEMNIFICATION

8.1 Survival of Representations and Warranties: All of the representations and warranties of WAM and UCN contained in this Agreement shall survive the Closing Date for a period of twelve (12) months; provided, however, that the representation and warranty made by WAM and UCN in Sections 3.1, 3.2, 3.3, 4.1, 4.2, 4.3 and 4.8 shall survive the Closing Date indefinitely. After the expiration of such twelve-month period, such representations and warranties shall expire and be of no further force or effect other than those specifically listed above.

8.2 WAM Indemnification: WAM hereby agrees to indemnify and hold harmless UCN, including its affiliates, subsidiaries, successors, assigns, officers, directors, agents, and employees, from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines, or judgments (including, but not limited to, attorneys' fees, expert witness costs, court costs, and expenses) that may at any time be threatened against, suffered by, accrued against, charged to, or recoverable from UCN in any forum, by reason of:

      (a) The breach in any material respect of any representation or warranty of WAM contained in or made pursuant to this Agreement; or

      (b) A material breach in any covenant or agreement of WAM contained in this Agreement.

8.3 UCN Indemnification: UCN hereby agrees to indemnify and hold harmless WAM, including its affiliates, subsidiaries, successors, assigns, officers, directors, agents, and employees, from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines, or judgments (including, but not limited to, attorneys' fees, expert witness costs, court costs, and expenses) that may at any time be threatened against, suffered by, accrued against, charged to, or recoverable from WAM in any forum, by reason of:

      (a) The breach in any material respect of any representation or warranty of UCN contained in or made pursuant to this Agreement;

      (b) A material breach in any covenant or agreement of UCN contained in this Agreement.

SECTION 9. GENERAL PROVISIONS

9.1 Non-Survival of Representations and Warranties: Except as explicitly set forth in this Agreement, the representations and warranties set forth in this Agreement shall not survive beyond the Closing.

9.2 Notices: All notices and other communications hereunder shall be in writing, shall be effective when received, and shall in any event be deemed to have been received (a) when delivered, if delivered personally or by commercial delivery service, (b) three (3) business days after deposit with U.S. Mail, if mailed by registered or certified mail (return receipt requested), (c) one (1) business day after the business day of deposit with Federal Express or similar nationally recognized overnight courier for next day delivery (or, two (2) business days after such deposit if deposited for second business day delivery), if delivered by such means, or (d) one (1) business day after delivery by facsimile transmission with copy by U.S. Mail, if sent via facsimile plus mail copy (with acknowledgment of complete transmission), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      if to UCN, to:

             Urban Cool Network, Inc.
             1401 Elm Street
             Dallas, Texas  75202
             Attention:  Jacob R. Miles III, Chairman & CEO

      if to WAM, to:

             Wilhelmina Artist Management, LLC
             300 Park Avenue South
             2nd Floor
             New York, NY 10010
             Attention:  Dieter Esch

9.3 Interpretation: The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "agreement" when used herein shall be deemed in each case to mean any contract, commitment or other agreement, whether oral or written, that is legally binding. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

9.4 Counterparts: This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Execution of this Agreement via facsimile shall have the same force of authority as an original signature.

9.5 Entire Agreement: This Agreement, the schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder.

9.6 Severability: In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted in such a manner so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.7 Other Remedies: Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

9.8 Specific Performance: The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this remedy being in addition to any other remedy to which they are entitled at law or in equity.

9.9 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the conflicts of law principles thereof. Each of the parties hereto consents to the exclusive jurisdiction of the courts of the State of New York, and any Federal Court sitting in the Southern District of the State of New York, and that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

9.10 Assignment: No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.11 Absence of Third Party Beneficiary Rights: No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, partner of any party hereto or any other person or entity unless specifically provided otherwise herein.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                    The following page is the signature page


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


      IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be signed by their duly authorized respective officers, as of the date first written above.


                                          URBAN COOL NETWORK, INC.

                                          By:
                                             -----------------------------------
                                             Jacob R. Miles III
                                             Chairman and CEO


                                          WILHELMINA ARTIST MANAGEMENT, LLC

                                          By:
                                             -----------------------------------
                                              Dieter Esch
                                              Managing Member


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


Schedule 1

                             URBAN COOL NETWORK INC.
                           1401 Elm Street, Suite 2955
                                Dallas, TX 75202

      The undersigned, a beneficial owner of an aggregate of shares of common stock of Urban Cool Network, Inc. (the "Company"), par value $0.01 per share (the "Common Stock"), and/or warrants, options or rights to purchase, or securities convertible into, Common Stock, understands that the Company has filed with the Securities and Exchange Commission a registration statement (the "Registration Statement") for the registration of 2,000,000 shares of Common Stock.

      In order to induce Security Capital Trading, Inc. (the "Representative") and Urban Cool Network, Inc. (together with its predecessors, successors and assigns, the "Company) to enter into an underwriting agreement with respect to the public offering of securities issued by the Company, the undersigned hereby agrees that for a period of thirteen (13) months following the effective date of the Company's Registration Statement relating to the underwritten public offering of securities by the Company (the "Lock-up Period"), he, she or it will not, without the prior written consent of the Representative and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

      Further, the undersigned hereby waives, from the date hereof until the expiration of the Lock-up Period, any and all rights to request or demand the registration pursuant to the Securities Act of 1933, as amended, of any Securities of the Company which are registered in the name of or beneficially owned by the undersigned.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: March __, 2000

                                                  ------------------------------
                                                  By:
                                                  Title:


                                                  ------------------------------
                                                  Print Social Security Number
                                                  or Taxpayer I.D. Number


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